Goodwill & Intangible Assets	12 Months Ended
Dec. 31, 2025
Goodwill & Intangible Assets [Abstract]
GOODWILL & INTANGIBLE ASSETS

NOTE 6 - GOODWILL & INTANGIBLE ASSETS:

Composition

	Cost				Accumulated amortization
	Balance at	Additions	Impairment	Balance	Balance at	Additions	Impairment	Balance
	beginning	during	during	at end	beginning	during	during	at end	Amortized
	of year	the year	the year	of year	of year	the year	the year	of year	balance
	U.S. dollar in thousands
2025
Technologies	6,055	-	-	6,055	5,330	434	-	5,764	291
Customer relations	4,002	-	-	4,002	3,916	23	-	3,939	63
Applications	-	270	-	270	-	27	-	27	243
Licensed technology	-	1,650	-	1,650	-	183	-	183	1,467
Goodwill	4,118	-	-	4,118	-	-	-	-	4,118
	14,175	1,920	-	16,095	9,246	667	-	9,913	6,182
2024
Technologies	6,055	-	-	6,055	4,778	552	-	5,330	725
Customer relations	4,002	-	-	4,002	3,893	23	-	3,916	86
Goodwill	4,118	-	-	4,118	-	-	-	-	4,118
	14,175	-	-	14,175	8,671	575	-	9,246	4,929
2023
Technologies	6,055	-	-	6,055	3,900	573	305	4,778	1,277
Customer relations	4,002	-	-	4,002	1,273	245	2,375	3,893	109
Goodwill	10,429	-	(6,311)	4,118	-	-	-	-	4,118
	20,486	-	(6,311)	14,175	5,173	818	2,680	8,671	5,504

Amortization expenses for the years ended December 31, 2025, 2024 and 2023 were $667 thousand, $575 thousand and $818 thousand, respectively. Impairment losses of intangible assets (rather than goodwill) for the years ended December 31, 2025, 2024 and 2023 were $0, $0 and $2,680 thousand, respectively.

Acquisitions

On November 10, 2025, the Company entered into a perpetual license agreement for certain technology. The total consideration for the licensed technology consists of a payment of $125 thousand and future usage-based payments estimated at a fair value of $1,525 thousand, based on the Company’s projected usage. A corresponding financial liability was recognized and is presented within other payables, with the long-term portion classified under other non-current liability in the consolidated statements of financial position.

Testing of goodwill impairment - NetNut CGU

The Company performed the annual goodwill impairment test for its NetNut CGU at December 31, 2025. The recoverable amount was assessed by management based on value-in-use calculation which uses cash flow projections covering a 5-year period and terminal growth rate of 3% thereafter, and a discount rate of 21.9%. The terminal growth rate represents the long-term average growth prospects of the web data collection market. Based on the impairment test performed, the estimated recoverable amount was determined to be substantially higher than its carrying amount. A hypothetical decrease in the terminal growth rate of 1% or an increase of 1% to the discount rate would reduce the value-in-use by $3,151 thousand and $3,501 thousand, respectively, and would not result in an impairment.

The Company performed the annual goodwill impairment test for its NetNut CGU at December 31, 2024. The recoverable amount was assessed by management based on value-in-use calculation which uses cash flow projections covering a 5-year period and terminal growth rate of 3% thereafter, and a discount rate of 25.5%. The terminal growth rate represents the long-term average growth prospects of the web data collection market. Based on the impairment test performed, the estimated recoverable amount was determined to be substantially higher than its carrying amount. A hypothetical decrease in the terminal growth rate of 1% or an increase of 1% to the discount rate would reduce the value-in-use by $2,236 thousand and $4,150 thousand, respectively, and would not result in an impairment.

As of December 31, 2025 and 2024, the entire carrying amount of goodwill of $4,118 thousand is related to the NetNut CGU.